UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2014

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment to Ravinder S. Dhat Employment Agreement

On November 7, 2014 (the “Dhat Amendment Effective Date”), Endeavor IP, Inc., a Nevada corporation (the "Company") entered into an Amendment to Employment Agreement (the "Dhat Employment Agreement Amendment") with its Chief Executive Officer and Chairman, Ravinder S. Dhat.  Mr. Dhat is a party to an Employment Agreement with the Company dated January 2, 2014 (the “Dhat Employment Agreement”).   The Dhat Employment Agreement was scheduled to terminate on January 2, 2015.  The Dhat Employment Agreement Amendment extends the initial term through January 2, 2017 (the "Term") and contains automatic renewal periods of two (2) years from the one (1) year periods as provided for in the Dhat Employment Agreement.  The Employment Agreement Amendment amends the Dhat Employment Agreement with the Company and provides Mr. Dhat with the following compensation and benefits:

•	Annual base salary of no less than $300,000 (the “Base Salary”), subject to periodic review and adjustment by the Board of Directors of the Company (the "Board");

•	Participation in any annual or long-term bonus or incentive plans maintained by the Company;

•
Participation in any stock option, stock ownership, stock incentive or other equity-based compensation plans maintained by the Company. In addition to the grants provided to Mr. Dhat contained in Section 4(d) of the Dhat Employment Agreement, Mr. Dhat shall be entitled to receive a: (i) a restricted stock grant equal to fifteen percent (15%) of the outstanding common stock of the Company, calculated as of the Dhat Amendment Effective Date, which shall vest as follows: (i) 25% upon the date of the grant; and (ii) the remainder at 12.5% every six months from the date of the Grant, beginning on the six month anniversary of the Dhat Amendment Effective Date; and (ii) a grant of restricted stock equal to 50% of Mr. Dhat’s Base Salary divided by the closing market price on the last trading day of the Company’s most recent fiscal year.  The number of performance shares earned is determined by the Company’s performance against pre-established, mutually agreed upon financial targets by the Board and Mr. Dhat.  Vesting of the performances shares were 50% on the Dhat Amendment Effective Date with the remaining 50% on the first anniversary Dhat Employment Agreement Amendment.

•
Participation in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which any employee of the Company's is eligible under any existing or future Company plan or program; and

•
Right to receive 25% of all recoveries from litigation efforts (including settlement agreements) and related license agreement revenues executed between the Company and any third party.  Mr. Dhat has the right to receive such payment in the form of cash or shares of the Company’s common stock based on the closing price of the Company’s common stock on the date such shares are issued.

•
Upon the direct or indirect sale of any of the intellectual property held by the Company or a subsidiary of the Company or the entire sale of a subsidiary of the Company or the Company, Mr. Dhat shall be entitled to receive 25% of all net proceeds resulting from such transaction.

•
Upon any sale of the Company, any subsidiary, or any of the Company’s or any subsidiary’s assets (including any intellectual property), Mr. Dhat shall receive a special bonus (i.e., in addition to all other remuneration) equal to 5% of all consideration realized in excess of the Company’s market capitalization as of the date of (and prior to) the announcement of the transaction and to the extent of any transaction involving one subsidiary (or its assets) the same special bonus to apply but with the “hurdle” amount to be 50% of the calculated market capitalization for the Company in respect of Endeavor Meshtech, Inc. and 50% of the calculated market capitalization for the Company in respect of Endeavor Energy, Inc.  Endeavor Mehstech, Inc. and Endeavor Energy, Inc. are both wholly-owned subsidiaries of the Company in existence as of the Dhat Amendment Effective Date.  The right to such additional compensation shall apply to any direct or indirect subsidiaries that the Company may form during the Term of the Dhat Employment Agreement.

In the event that Mr. Dhat’s employment terminates to his death, in the event of an act by Mr. Dhat constituting “Cause” or upon 30 days written notice by either the Company or Mr. Dhat, then pursuant to the Dhat Employment Agreement Amendment, Mr. Dhat will be entitled to receive:

•	Current Base Salary paid through the date of termination;

•	Bonus pro-rated for year of termination, based on greater of prior year bonus earned or current year bonus that would be earned absent termination;

•	the vesting of all awards of equity in the Company ceases upon termination;

•	all restricted stock grants for all unvested shares are forfeited;

•
the unvested performance shares are forfeited; provided, however that in the event of the Death of Mr. Dhat, the number of performance shares to be earned shall be based on actual performance against target;

•
the right to receive any payments to which Mr. Dhat is entitled to receive under the Dhat Employment Agreement or the Dhat Employment Agreement Amendment through the date of termination and for a period of 90 days after should such rights to the payment(s) occur; and

•	reimbursement for expenses incurred, but not paid prior to such termination of employment.

For these purposes "Cause" shall mean any of the following: (i) the conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Mr. Dhat ’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change of Control (defined later), including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful and reasonable instructions of the person or body to which Mr. Dhat reports; (v) gross negligence or willful misconduct in the performance of Mr. Dhat ’s assigned duties; or (vi) any material breach of this Agreement by Mr. Dhat .

In the event that the Dhat Employment Agreement is not renewed by either the Company or Mr. Dhat, then Mr. Dhat shall be entitled to receive:

•	Current Base Salary paid through the date of termination;

•	Bonus pro-rated for the year in which termination occurs based on greater of prior year bonus earned or current year bonus that would be earned absent termination;

•	the vesting of all equity awards ceases upon termination;

•	the restricted stock grant to be adjusted to reflect pro-rata vesting based on applicable vesting schedule and number of days since each applicable grant date;

•	the performance shares shall be equal to the number of performance shares earned based on actual performance against the agreed upon financial targets;

•
the right to receive any payments to which Mr. Dhat is entitled to receive under the Dhat Employment Agreement or Dhat Employment Agreement Amendment through the date of termination and for a period of 90 days after should such rights to the payment(s) occur; and

•	reimbursement for expenses incurred but not paid prior to such termination of employment.

In the event that the Dhat Employment Agreement is terminated because of Mr. Dhat’s “Total Disability” or by Mr. Dhat for “Good Reason”, then Mr. Dhat shall be entitled to receive:

•
A severance payment (which amount shall be paid in a cash lump sum within ten (10) days of the date of termination), in an amount equal to the higher of the aggregate amount of Mr. Dhat 's Base Salary for the then remaining term of this Agreement or twelve (12) times the average monthly Base Salary paid or accrued during the three (3) full calendar months immediately preceding such termination;

•
immediate vesting of all unvested equity awards and the extension of the exercise period of such options to the later of the longest period permitted by the Company’s stock option plans or ten (10) years following the date of termination;

•
payment in respect of compensation earned but not yet paid, which amount shall be paid in a cash lump sum within ten (10) days of the date of termination and shall include any payment for the pro-rata number of vacation days earned, but not taken in the preceding calendar year;

•	payment of the cost of comprehensive medical insurance for Mr. Dhat in effect as of the date of termination for a period of twelve months following the date of termination;

•	payment of the cost of office space, not to exceed $3,000 per month for a period of twelve months from the date of termination; and

•
the right to receive any payments to which Mr. Dhat is entitled to receive under the Dhat Employment Agreement or Dhat Employment Agreement Amendment through the date of termination and for a period of 90 days after should such rights to the payment(s) occur;

•	reimbursement for expenses incurred but not paid prior to such termination of employment.

The Agreement provides that a “Total Disability” for Mr. Dhat shall be defined as he has failed to perform his regular and customary duties to the Company for a period of 180 days out of any 360-day period and if before Mr. Dhat becomes “Rehabilitated” (as herein defined) a majority of the members of the Board, exclusive of Mr. Dhat, vote to determine that he is mentally or physically incapable or unable to continue to perform such regular and customary duties of employment. As used herein, the term “Rehabilitated” shall mean such time as Mr. Dhat is willing, able and commences to devote his time and energies to the affairs of the Company to the extent and in the manner that he did so prior to his Total Disability.

The term “Good Reason” shall mean that Mr. Dhat resigned his employment due to (i) any diminution of duties inconsistent with his title, authority, duties and responsibilities (including, without limitation, a change in the chain of reporting); (ii) any reduction of or failure to pay Mr. Dhat his compensation under the Dhat Employment Agreement, except to the extent he consents in writing to any reduction, deferral or waiver of compensation, which non-payment continues for a period of ten (10) days following written notice to the Company by him; (iii)  any relocation of the principal location of Mr. Dhat ’s employment outside of Bellevue, Washington without his prior written consent or (iv) any material violation by the Company of its obligations under the Dhat Employment Agreement that is not cured within thirty (30) days Agreement after receipt of written notice thereof from Mr. Dhat.

Should Mr. Dhat elect to terminate his employment upon a Change of Control, then he shall be entitled to:

•	an amount equal to three (3) times Mr. Dhat’s then Base Salary payable in a lump sum;

•	earned but unpaid Base Salary through the date of termination;

•	any Bonus earned in respect of employment during the entire calendar year preceding the calendar year in which termination occurs, but not yet paid;

•	any deferred compensation or bonuses, including interest or other credits on the deferred compensation amounts;

•	reimbursement for expenses incurred but not paid prior to such termination of employment;

•	an amount equal to any accrued but unused vacation or other paid time off as of the termination of employment;

•
such rights to other benefits as may be provided in applicable written plan documents of the Company, including, without limitation, documents defining applicable employee benefit plans and programs, according to the terms and conditions of such documents;

•
continuation of comprehensive medical insurance for Mr. Dhat in effect as of the date of termination for eighteen (18) months after the termination of employment, or, at the Company’s option, payment to Mr. Dhat of the economic equivalent thereof;

•	all outstanding stock options, grants, units issued by the Company to Mr. Dhat as of the date of termination (including without limitation all equity awards) shall be immediately vested; and

•
the right to receive any payments to which Mr. Dhat is entitled to receive under the Dhat Employment Agreement or Dhat Employment Agreement Amendment through the date of termination and for a period of 90 days after should such rights to the payment(s) occur.

With all payments to be paid by the Company within ten (10) days of the date of termination of employment.  For purposes of this Agreement, the term “Change of Control” shall mean: (i) the sale of the Company to an un-affiliated person or entity or group of un-affiliated persons or entities pursuant to which such party or parties acquire (y) shares of capital stock of the Company representing at least fifty percent (50%) of outstanding capital stock or sufficient to elect a majority of the Board (whether by merger, consolidation, sale or transfer of shares (other than a merger where the Company is the surviving corporation and the shareholders and directors of the Company prior to the merger constitute a majority of the shareholders and directors, respectively, of the surviving corporation (or its parent)) or (z) all or substantially all of the Company’s assets determined on a consolidated basis; or (ii) a termination of Mr. Dhat ’s employment pursuant by Mr. Dhat upon 30 days prior written notice, a “Good Reason” event or by the Company for “Cause” which occurs for a period commencing three (3) months prior to the Change of Control and ending 24 months after the effective date of the Change of Control.

The Dhat Employment Agreement Amendment also deletes Section 9 and 10 of the Dhat Employment Agreement which contains non-compete provisions and the right of the Company to seek damages for compensation or payments received to Mr. Dhat which would not have been paid upon the any restatement of any financial results of the Company.

The preceding description of the Dhat Employment Agreement Amendment is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Dhat Employment Agreement Amendment, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Franciscus Diaba Employment Agreement

On November 7, 2014 (the “Diaba Agreement Effective Date”), the Company entered into an Employment Agreement with Franciscus Diaba (the "Diaba Employment Agreement") to serve as the President of the Company.   The Diaba Employment Agreement term is for an initial period of three (3) years from the Diaba Agreement Effective Date and can be automatically renewed for additional terms of two (2) years each unless Mr. Diaba or the Company give prior written notice of non-renewal to the other party no later than 30 days prior to the then scheduled expiration of the Term.  The Diaba Employment Agreement provides Mr. Diaba with the following compensation and benefits:

•	Annual Diaba Base Salary of no less than $300,000 (the “Diaba Base Salary”), subject to periodic review and adjustment by the Board;

•	Participation in any annual or long-term bonus or incentive plans maintained by the Company;

•
Participation in any stock option, stock ownership, stock incentive or other equity-based compensation plans maintained by the Company. In addition to the grants provided to Mr. Diaba contained in Section 4(d) of the Diaba Employment Agreement, Mr. Diaba shall be entitled to receive a: (i) a restricted stock grant equal to fifteen percent (15%) of the outstanding common stock of the Company, calculated as of the Diaba Agreement Effective Date, which shall vest as follows: (i) 25% upon the date of the grant; and (ii) the remainder at 12.5% every six months from the date of the Grant, beginning on the six month anniversary of the Effective Date; and (ii) a grant of restricted stock equal to 50% of Mr. Diaba’s Base Salary divided by the closing market price on the last trading day of the Company’s most recent fiscal year.  The number of performance shares earned is determined by the Company’s performance against pre-established, mutually agreed upon financial targets by the Board and Mr. Diaba.  Vesting of the performances shares were 50% on the Diaba Agreement Effective Date with the remaining 50% on the first anniversary of the Diaba Employment Agreement;

•
Participation in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which any employee of the Company's is eligible under any existing or future Company plan or program; and

•
Right to receive 25% of all recoveries from litigation efforts (including settlement agreements) and related license agreement revenues executed between the Company and any third party.  Mr. Diaba has the right to receive such payment in the form of cash or shares of the Company’s common stock based on the closing price of the Company’s common stock on the date such shares are issued.

•
Upon the direct or indirect sale of any of the intellectual property held by the Company or a subsidiary of the Company or the entire sale of a subsidiary of the Company or the Company, Mr. Diaba shall be entitled to receive 25% of all net proceeds resulting from such transaction.

•
Upon any sale of the Company, any subsidiary, or any of the Company’s or any subsidiary’s assets (including any intellectual property), Mr. Diaba shall receive a special bonus (i.e., in addition to all other remuneration) equal to 5% of all consideration realized in excess of the Company’s market capitalization as of the date of (and prior to) the announcement of the transaction and to the extent of any transaction involving one subsidiary (or its assets) the same special bonus to apply but with the “hurdle” amount to be 50% of the calculated market capitalization for the Company in respect of Endeavor Meshtech, Inc. and 50% of the calculated market capitalization for the Company in respect of Endeavor Energy, Inc.  Endeavor Mehstech, Inc. and Endeavor Energy, Inc. are both wholly-owned subsidiaries of the Company in existence as of the Diaba Agreement Effective Date.  The right to such additional compensation shall apply to any direct or indirect subsidiaries that the Company may form during the Term of Mr. Diaba’s Diaba Employment Agreement.

In the event that Mr. Diaba’s employment terminates to his death, in the event of an act by Mr. Diaba constituting “Cause” or upon 30 days written notice by either the Company or Mr. Diaba, then pursuant to the Diaba Employment Agreement, Mr. Diaba will be entitled to receive:

•	Current Diaba Base Salary paid through the date of termination;

•	Bonus pro-rated for year of termination, based on greater of prior year bonus earned or current year bonus that would be earned absent termination;

•	the vesting of all awards of equity in the Company ceases upon termination;

•	all restricted stock grants for all unvested shares are forfeited;

•
the unvested performance shares are forfeited; provided, however that in the event of the death of Mr. Diaba, the number of performance shares to be earned shall be based on actual performance against target;

•
the right to receive any payments to which Mr. Diaba is entitled to receive under the Employment Agreement through the date of termination and for a period of 90 days after should such rights to the payment(s) occur; and

•	reimbursement for expenses incurred, but not paid prior to such termination of employment.

For these purposes "Cause" shall mean any of the following: (i) the conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Mr. Diaba’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change of Control, including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful and reasonable instructions of the person or body to which Mr. Diaba reports; (v) gross negligence or willful misconduct in the performance of Mr. Diaba’s assigned duties; or (vi) any material breach of this Agreement by Mr. Diaba.

In the event that the Diaba Employment Agreement is not renewed by either the Company or Mr. Diaba, then Mr. Diaba shall be entitled to receive:

•	Current Diaba Base Salary paid through the date of termination;

•	Bonus pro-rated for the year in which termination occurs based on greater of prior year bonus earned or current year bonus that would be earned absent termination;

•	the vesting of all equity awards ceases upon termination;

•	the restricted stock grant to be adjusted to reflect pro-rata vesting based on applicable vesting schedule and number of days since each applicable grant date;

•	the performance shares shall be equal to the number of performance shares earned based on actual performance against the agreed upon financial targets;

•
the right to receive any payments to which Mr. Diaba is entitled to receive under the Diaba Employment Agreement through the date of termination and for a period of 90 days after should such rights to the payment(s) occur; and

•	reimbursement for expenses incurred but not paid prior to such termination of employment.

In the event that the Diaba Employment Agreement is terminated because of Mr. Diaba’s “Total Disability” or by Mr. Diaba for “Good Reason”, then Mr. Diaba shall be entitled to receive:

•
A severance payment (which amount shall be paid in a cash lump sum within ten (10) days of the date of termination), in an amount equal to the higher of the aggregate amount of the Diaba’s Base Salary for the then remaining term of this Agreement or twelve (12) times the average monthly Diaba Base Salary paid or accrued during the three (3) full calendar months immediately preceding such termination;

•
immediate vesting of all unvested equity awards and the extension of the exercise period of such options to the later of the longest period permitted by the Company’s stock option plans or ten (10) years following the date of termination;

•
payment in respect of compensation earned but not yet paid, which amount shall be paid in a cash lump sum within ten (10) days of the date of termination and shall include any payment for the pro-rata number of vacation days earned, but not taken in the preceding calendar year;

•	payment of the cost of comprehensive medical insurance for Mr. Diaba in effect as of the date of termination for a period of twelve months following the date of termination;

•	payment of the cost of office space, not to exceed $3,000 per month for a period of twelve months from the date of termination; and

•
the right to receive any payments to which Mr. Diaba is entitled to receive under the Employment Agreement  through the date of termination and for a period of 90 days after should such rights to the payment(s) occur;

•	reimbursement for expenses incurred but not paid prior to such termination of employment.

The Agreement provides that a “Total Disability” for Mr. Diaba shall be defined as he has failed to perform his regular and customary duties to the Company for a period of 180 days out of any 360-day period and if before Mr. Diaba becomes “Rehabilitated” (as herein defined) a majority of the members of the Board, exclusive of Mr. Diaba, vote to determine that he is mentally or physically incapable or unable to continue to perform such regular and customary duties of employment. As used herein, the term “Rehabilitated” shall mean such time as Mr. Diaba is willing, able and commences to devote his time and energies to the affairs of the Company to the extent and in the manner that he did so prior to his Total Disability.

The term “Good Reason” shall mean that Mr. Diaba resigned his employment due to (i) any diminution of duties inconsistent with his title, authority, duties and responsibilities (including, without limitation, a change in the chain of reporting); (ii) any reduction of or failure to pay Mr. Diaba his compensation under the Employment Agreement, except to the extent he consents in writing to any reduction, deferral or waiver of compensation, which non-payment continues for a period of ten (10) days following written notice to the Company by him; (iii)  any relocation of the principal location of Diaba’s employment outside of New York City, New York without his prior written consent or (iv) any material violation by the Company of its obligations under the Employment Agreement that is not cured within thirty (30) days Agreement after receipt of written notice thereof from Mr. Diaba.

Should Mr. Diaba elect to terminate his employment upon a Change of Control, then he shall be entitled to:

•	an amount equal to three (3) times Mr. Diaba’s then Diaba Base Salary payable in a lump sum;

•	earned but unpaid Diaba Base Salary through the date of termination;

•	any Bonus earned in respect of employment during the entire calendar year preceding the calendar year in which termination occurs, but not yet paid;

•	any deferred compensation or bonuses, including interest or other credits on the deferred compensation amounts;

•	reimbursement for expenses incurred but not paid prior to such termination of employment;

•	an amount equal to any accrued but unused vacation or other paid time off as of the termination of employment;

•
such rights to other benefits as may be provided in applicable written plan documents of the Company, including, without limitation, documents defining applicable employee benefit plans and programs, according to the terms and conditions of such documents;

•
continuation of comprehensive medical insurance for Mr. Diaba in effect as of the date of termination for eighteen (18) months after the termination of employment, or, at the Company’s option, payment to Mr. Diaba of the economic equivalent thereof;

•	all outstanding stock options, grants, units issued by the Company to Mr. Diaba as of the date of termination (including without limitation all equity awards) shall be immediately vested; and

•
the right to receive any payments to which Mr. Diaba is entitled to receive under the Employment Agreement through the date of termination and for a period of 90 days after should such rights to the payment(s) occur.

With all payments to be paid by the Company within ten (10) days of the date of termination of employment.  For purposes of this Agreement, the term “Change of Control” shall mean: (i) the sale of the Company to an un-affiliated person or entity or group of un-affiliated persons or entities pursuant to which such party or parties acquire (y) shares of capital stock of the Company representing at least fifty percent (50%) of outstanding capital stock or sufficient to elect a majority of the Board (whether by merger, consolidation, sale or transfer of shares (other than a merger where the Company is the surviving corporation and the shareholders and directors of the Company prior to the merger constitute a majority of the shareholders and directors, respectively, of the surviving corporation (or its parent)) or (z) all or substantially all of the Company’s assets determined on a consolidated basis; or (ii) a termination of his employment pursuant by Mr. Diaba upon 30 days prior written notice, a “Good Reason” event or by the Company for “Cause” which occurs for a period commencing three (3) months prior to the Change of Control and ending 24 months after the effective date of the Change of Control.

The Employment Agreement also provides that Mr. Diaba may not disclose or use any confidential information of the Company during or after the Term of Diaba Employment Agreement.

On January 7, 2014, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Diaba that provides, among other things, for the indemnification to the fullest extent permitted or required by Nevada law, provided, however, that Mr. Diaba shall not be entitled to indemnification in connection with (i) any “claim” (as such term is defined in the Indemnification Agreement) initiated by him against the Company or the Company’s directors or officers unless the Company joins or consent to the initiation of such claim, or (ii) the purchase and sale of securities by him in in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

The preceding description of the Diaba Employment Agreement and the Indemnification Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Diaba Employment Agreement and the Indemnification Agreement, copies of which are being filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing Mr. Diaba’s appointment as President is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On November 6, 2014, the Company issued a press release attached hereto as Exhibit 99.2 regarding the filing of patent infringement litigation. On November 10, 2014, the Company issued a press release announcing Mr. Diaba’s appointment as President. A copy of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Amendment to Employment Agreement between Ravinder S. Dhat and Endeavor IP, Inc. dated November 7, 2014.
10.2	Employment Agreement between Franciscus Diaba and Endeavor IP, Inc. dated November 7, 2014.
10.3	Indemnification Agreement between Franciscus Diaba and Endeavor IP, Inc. dated November 7, 2014.
99.1	Press Release dated November 6, 2014 regarding the commencement of patent infringement litigation.
99.2	Press Release dated November 10, 2014 announcing the appointment of Mr. Diaba as President of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Ravinder Dhat
Ravinder Dhat,
Chief Executive Officer

Date: November 10, 2014